STEELE RESOURCE, INC.
FINANCIAL STATEMENTS
JUNE 9, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Steele Resource, Inc.

We have audited the accompanying balance sheet of Steele Resource, Inc. (a development stage company) as of June 9, 2010, and the related statements of operations, stockholders’ deficit, and cash flows for the period from May 27, 2010 (date of inception) through June 9, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Steele Resource, Inc. as of June 9, 2010, and the results of its operations and cash flows for the period from May 27, 2010 (date of inception) through June 9, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred operating losses, has negative working capital, and has not commenced revenue generating activities. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty

Rose, Snyder & Jacobs
A Corporation of Certified Public Accountants

Encino, California
June 16, 2010

STEELE RESOURCE, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
JUNE 9, 2010

ASSETS

Cash	$3,788

TOTAL ASSETS	$3,788

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$47,680
Accrued expenses	9,700
TOTAL CURRENT LIABILITIES	57,380

STOCKHOLDERS' DEFICIT
Common stock, par value $0.001, 100,000 shares authorized,
5,730 shares issued and outstanding	6
Additional paid-in capital	14,994
Deficit accumulated during the development stage	(68,592)
TOTAL STOCKHOLDERS' DEFICIT	(53,592)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$3,788

See report of independent registered public accounting firm and notes to financial statements.

STEELE RESOURCE, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS FOR THE PERIOD FROM
MAY 27, 2010 (DATE OF INCEPTION) THROUGH JUNE 9, 2010

NET REVENUE	$-

OPERATING EXPENSES
Start-up costs	58,892
Legal fees	9,700
TOTAL OPERATING EXPENSES	68,592

NET LOSS	$(68,592)

See report of independent registered public accounting firm and notes to financial statements.

STEELE RESOURCE, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS’ DEFICIT FOR THE PERIOD FROM
MAY 27, 2010 (DATE OF INCEPTION) THROUGH JUNE 9, 2010

				Deficit Accumulated
	Common Stock		Additional	During the
	Shares	Amount	Paid-in Capital	Development Stage	Total

Balance, May 27, 2010	-	$-	$-	$-	$-
Issuance of common stock for cash,
June 2010, $2.62 per share	5,730	6	14,994	-	15,000
Net loss	-	-	-	(68,592)	(68,592)
Balance, June 9, 2010	5,730	$6	$14,994	$(68,592)	$(53,592)

See report of independent registered public accounting firm and notes to financial statements.

STEELE RESOURCE, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS FOR THE PERIOD FROM
MAY 27, 2010 (DATE OF INCEPTION) THROUGH JUNE 9, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(68,592)
Adjustments to reconcile net loss to net
cash used in operating activities:
Changes in liabilities - increase (decrease):
Accounts payable	47,680
Accrued expenses	9,700

NET CASH USED IN OPERATING ACTIVITIES	(11,212)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	15,000

NET CASH PROVIDED BY FINANCING ACTIVITIES	15,000

NET INCREASE IN CASH	3,788

CASH, BEGINNING OF PERIOD	-

CASH, END OF PERIOD	$3,788

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$-
Income taxes	$-

See report of independent registered public accounting firm and notes to financial statements.

STEELE RESOURCE, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 9, 2010

1.	BUSINESS ACTIVITY AND BASIS OF PRESENTATION

Business Activity

Steele Resource, Inc. (“SRI”, the “Company”) is a development stage company that was incorporated in the state of Nevada on May 27, 2010 as an exploration and mining company which will focus on identifying and developing advanced stage precious metal exploration projects that show potential to achieve full production. The overall business strategy is to identify, develop, and operate mineral exploration properties and to provide mine development and operations services to mining properties located initially in the Western United States and Nevada in particular. The initial business strategy is to service the niche market between speculative exploration and large scale production. This niche market lies between, at one end, relatively small companies which have conducted preliminary mineral exploration on their properties and, at the other end, companies which conduct major mining operations which could generally be defined as properties having gold mineral reserves in excess of 2,000,000 ounces. Within this niche market, SRI believes there are a large number of projects in Nevada and other parts of the United States that have excellent potential but do not meet the size requirements for development by the major operators in the mining industry.

SRI’s business plan will be to evaluate properties which have considerable amounts of exploration already completed and potential resources identified yet are not of sufficient size and scope for development by the major mining companies. Based on management’s extensive experience in evaluating geological exploration data and development feasibility, SRI will seek to identify those exploration properties which offer the best potential for producing significant gold and silver reserves and offer favorable conditions for the efficient development of the property to reach a production stage.

Once suitable projects are identified, SRI will utilize its contract services division in order to perform further exploration drilling, prepare feasibility studies, mine modeling, on-site construction and advanced stage project engineering with the goal of establishing a producing mine project. Exploration services would also include securing necessary permits, environmental compliance and remediation plans.

SRI will provide its mine development services in one of two ways. The first way will be to contract with the property owner or mineral rights holder to provide the services listed above on a contract fee basis which would include a percentage royalty on any gold production which is actually achieved. This approach would have SRI acting in the nature of a general contractor to prepare a comprehensive mining development plan including the tasks to be accomplished, the timetable for each phase of the plan and the nature and number of service providers to perform the tasks. The development plan would include a detailed budget, payment schedules, and a percentage royalty from any gold or silver produced. SRI would then assemble the necessary service providers to carryout the exploration and development plan.

The second approach is for SRI to actually acquire part or all of the mineral rights to a designated property. In this second approach SRI would prepare the same type of comprehensive mining development plan as described above and assemble the necessary service providers to carry out the plan. However, in this approach, SRI would fund the property development itself in which case it would own all or a substantial portion of all the gold production, if any, which might be realized from that particular property with a royalty paid to the property owner or the mineral rights assignor. This second approach would also typically include certain work requirements and expenditure requirements in order to maintain the exploration/mineral rights.

Suitable projects will have the following characteristics: properties located near existing mineral zones initially focusing in Nevada; properties having a considerable amount of exploration completed; and properties not of sufficient size for the major mining companies to advance themselves.

See report of independent registered public accounting firm.

STEELE RESOURCE, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 9, 2010

1.	BUSINESS ACTIVITY AND BASIS OF PRESENTATION (Continued)

SRI’s initial exploration project consists of  30 mineral claims covering approximately 600 acres of property owned by the Bureau of Land Management (“BLM”) and referred to as the “Comstock-Tyler Project”. These claims were registered with the BLM on June 7, 2010 and allow SRI the right to conduct thorough mineral and precious metal exploration. Such exploration will be subject to typical notification to the BLM and the Nevada Department of Environmental Protection and the posting of remediation bonds as the exploration process continues. The property is located at Township 16N Range 20E Section 1 and lies in the Comstock Mining District. Corresponding property filings have been recorded in the Nevada Counties of Washoe and Storey reflecting SRI’s mineral rights in the Comstock-Tyler Project. Pursuant to an agreement with Riggs and Allen Mineral Development, LLC (“Riggs”), which performed the property staking, SRI agreed to pay Riggs a total of $60,000, which is payable $30,000 in cash and the balance in shares of common stock of a newly merged entity, if and when SRI effects a merger. In addition, SRI has granted Riggs a production royalty of 1% of the Net Smelter Returns (“NSR”) from any production realized from the property. SRI may, at its discretion, buyout the 1% NSR from Riggs at anytime for a lump sum payment of $1,000,000.

Going Concern

The Company incurred a net loss of $68,592 for the period from May 27, 2010 (date of inception) through June 9, 2010 and had a working capital deficiency of $53,592 as of June 9, 2010. In addition, the Company has not yet generated revenue in conjunction with its business plan. In order to support its operations, the Company will require additional infusions of cash from the sale of equity instruments or the issuance of debt instruments, or the commencement of profitable revenue generating activities. The Company is contemplating a reverse merger into a public shell as a vehicle for raising funds.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Because of our net loss and our negative working capital position, our independent auditors, in their report on our financial statements as of and for the period from May 27, 2010 (date of inception) through June 9, 2010, expressed substantial doubt about our ability to continue as a going concern. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that could result from the outcome of this uncertainty.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

For the purpose of the statement of cash flows, the Company considers cash equivalents to include cash and investments with an original maturity of three months or less.

Use of Estimates

Generally accepted accounting principles require that the financial statements include estimates by management in the valuation of certain assets and liabilities at the date of the financial statements as well as the reported amount of revenue and expenses during the reporting period.

Management uses the most relevant information in making these estimates and actual results may differ from these estimates.

See report of independent registered public accounting firm.

STEELE RESOURCE, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 9, 2010

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

Deferred tax assets and liabilities are determined based on temporary differences between the financial reporting and tax bases of assets and liabilities, applying tax rates expected to be enacted for the year in which we expect the differences will reverse or settle. Based on the evaluation of available evidence, we recognize future tax benefits, such as net operating loss carryforwards, to the extent that we believe it is more likely than not that we will realize these benefits. We periodically assess the likelihood that we will be able to recover our deferred tax assets and reflect any changes in our estimates in the valuation allowance, with a corresponding adjustment to earnings as appropriate. In assessing a need for a valuation allowance, we look to the future reversal of existing taxable temporary differences and estimated future taxable income.

3.	INCOME TAXES

The Company is expected to have net operating loss carryforwards, when it files its tax returns, that it can use to offset a certain amount of taxable income in the future. The Company is currently analyzing the amount of loss carryforwards that will be available to reduce future taxable income.  The resulting deferred tax assets will be offset by a valuation allowance due to the uncertainty of its realization. The primary difference between income tax expense attributable to continuing operations and the amount of income tax expense that would result from applying domestic federal statutory rates to income before income taxes relates to the recognition of a valuation allowance for deferred income tax assets.

The Company has adopted guidance issued by the Financial Accounting Standards Board (“FASB”) that clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold of more likely than not as a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  In making this assessment, a company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities.  The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense.  Interest and penalties totaled $0 for the period from May 27, 2010 through June 9, 2010.  The Company will file income tax returns with the Internal Revenue Service (“IRS”) and various state jurisdictions.  Since the Company has not completed a fiscal period as of June 9, 2010, there are no tax years subject to examination as of June 9, 2010.

4.	COMMITMENTS AND CONTINGENCIES

Legal Matters

The Company may become involved in legal proceedings and litigation arising in the ordinary course of business.  The Company is not a party to any legal proceedings and litigation as of June 9, 2010.

See report of independent registered public accounting firm.

STEELE RESOURCE, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 9, 2010

4.	COMMITMENTS AND CONTINGENCIES (Continued)

Contracted Obligations

On June 9, 2010, the Company entered into an agreement with Riggs and Allen Mineral Development, LLC (“Riggs”) for services related to property staking. As part of the agreement, SRI will issue shares of a newly merged entity if and when SRI effects a merger. SRI has also granted Riggs a production royalty of 1% of the NSR from any production realized from the property staked in connection with SRI’s initial exploration project (see Note 1). SRI may, at its discretion, buyout the 1% NSR from Riggs at anytime for a lump sum payment of $1,000,000.

Continued use of the land owned by the BLM (see Note 1) will require annual payments by the Company to the BLM.

Concentration of Credit Risk

The Company maintains cash accounts at a financial institution. The account is insured by the Federal Deposit Insurance Corporation (“FDIC”). The cash account, at times, may exceed federally insured limits.

5.	STOCKHOLDERS’ EQUITY

Common Stock

During the period from May 27, 2010 (date of inception) through June 9, 2010, the Company issued 5,730 shares of common stock for total proceeds of $15,000.

6.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through June 11, 2010, which is the date the financial statements were available to be issued.

See report of independent registered public accounting firm.